EXHIBIT 10.1

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is executed on September 19, 2012, by and among EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation, with a place of business at 1806 Farmington Avenue, Farmington, Connecticut 06032 (“Edac”), GROS-ITE INDUSTRIES, INC., a Connecticut corporation, with a place of business at 1806 Farmington Avenue, Farmington, Connecticut 06032 (“Gros-Ite”), APEX MACHINE TOOL COMPANY, INC., a Connecticut corporation, with a place of business at 1806 Farmington Avenue, Farmington, Connecticut 06032 (“Apex”), and EBTEC CORPORATION, a Delaware corporation, with a place of business at 120 Shoemaker Lane, Agawam, Massachusetts 01001 (“EBTEC”, together with Apex, Gros-Ite and Edac, collectively, the “Borrower”), and TD BANK, N.A., a national banking association with an office located at 102 West Main Street, New Britain, Connecticut 06050-0174 (“Bank”).

W I T N E S S E T H:

WHEREAS, Edac, Gros-Ite, Apex (the “Original Borrowers”) and Bank entered into a Credit Agreement dated as of May 27, 2009, as amended by that certain First Amendment to Credit Agreement and Modification of Mortgage by and between Original Borrowers and Bank and dated July 21, 2010, and as further amended by that certain Second Amendment to Credit Agreement and Modification of Mortgage by and between Original Borrowers and Bank and dated November 24, 2010, and as further amended by that certain Third Amendment to Credit Agreement and Modification of Mortgage by and between Original Borrowers and Bank and dated July, 27, 2011, as further amended by that certain Fourth Amendment to Credit Agreement and Modification of Mortgage and Joinder by and between Borrower and Bank and dated June 1, 2012, and as further amended by that certain Fifth Amendment to Credit Agreement by and between Borrower and Bank and dated June 29, 2012 (as further amended and in effect from time to time, the “Credit Agreement”), pursuant to which the Bank may make advances and extend other financial accommodations to the Original Borrowers; and

WHEREAS, Section 13.10. of the Credit Agreement provides that no modification or amendment of the Credit Agreement shall be effective unless the same shall be in writing and signed by the parties thereto; and

NOW, THEREFORE, in consideration of one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Bank and Borrower agree as follows:

1.           Defined Terms.  All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.           Amendment of Credit Agreement.  Bank and Borrower hereby agree to amend the Credit Agreement as follows:

(a)           Section 1 of the Credit Agreement, entitled “Definitions” is hereby amended by adding or amending and restating, as applicable, the following terms:

"Revolving Credit Commitment Amount" means SEVENTEEN MILLION AND NO/100 DOLLARS ($17,000,000.00) or any lesser amount, including zero (0), resulting from a reduction or termination of such amount in accordance with Section 2.1.7. or Section 12.1.

(b)           The definition of the term “Disqualified Inventory” in Section 1 of the Credit Agreement, entitled “Definitions” is hereby amended by deleting subsection (b) thereof in its entirety and replacing with the following:

b.           Inventory which is slow moving and not part of a bona fide customer order or long-term production; Inventory which is not in good, saleable and readily usable condition; or Inventory which is obsolete or unmerchantable; or

(c)           Section 7.1.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Section 7.1.2.  Borrower’s Quarterly Report on Form 10-Q, as soon as available, but in no event later than two (2) business days’ after Borrower’s filing of the same with the United States Securities and Exchange Commission (“SEC”).  In addition to the foregoing Borrower shall deliver to Bank within two (2) business days of filing the same, any 12b-25 or other extension filed with the SEC (whether related to Borrower’s 10-Q or 10-K filings).

(d)           Section 7.1.6 and Section 7.1.7 of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

Section 7.1.6.  No later than twenty (20) days after the end of each calendar month, an aging of Accounts Receivable, an aging of accounts payable, and a summary of Borrower’s Inventory, each to be prepared in form and substance acceptable to Bank.  The foregoing shall only be required during such periods of time as a balance exists under the Line of Credit or a Letter of Credit has been issued and is outstanding.

Section 7.1.7. No later than twenty (20) days after the end of each calendar month, but in any event with each Notice of Borrowing under Section 2.1.2. hereof, a certificate in substantially the form of Exhibit F hereto setting forth (i) Borrower’s then existing Eligible Inventory or, if requested by Bank, particular items, types or categories thereof; (ii) Borrower’s then existing Eligible Accounts Receivable; (iii) such other information in respect of Inventory, Accounts Receivable, and other Collateral as Bank may reasonably request; and (iv) containing a calculation of Borrowing Base and borrowing availability as of the date of said certificate (the “Borrowing Base Certificate”).  The foregoing shall only be required during such periods of time as a balance exists under the Line of Credit or a Letter of Credit has been issued and is outstanding.

(e)           Section 7.1.9 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Section 7.1.9.  No later than twenty (20) days after the end of each calendar month, (i) a backlog report, and (ii) an executive inventory summary report, each to be prepared in form and substance acceptable to Bank.

(f)           The Credit Agreement is hereby amended by adding a new Section 7.1.10 thereto, as follows:

Section 7.1.10.  As soon as available, but in no event later than twenty (20) days after the end of each calendar month, an internally prepared consolidated and consolidating balance sheet as of the end of, and a related consolidated and consolidating statement of income for, the period then ended, certified by the chief financial officer of Borrower but subject, however, to normal, recurring year-end adjustments that shall not in the aggregate be material in amount.  Notwithstanding the foregoing, the foregoing deliverables for the calendar months ending March, June, September and December, shall be delivered to Bank within two (2) business days of Borrower making, as applicable, its 10-Q and 10-K filings with the SEC (as such term is defined in Section 7.1.2 hereof).

(g)           The Credit Agreement is hereby amended by adding a new Section 7.1.11 thereto, as follows:

Section 7.1.11.  As soon as available, but in no event later than forty-five (45) days after the end of each calendar month, a report in substantially the form of Exhibit E hereto signed on behalf of Borrower by its chief financial officer.

(h)           The Credit Agreement is hereby amended by adding a new Section 13.26 thereto, entitled “Participation”, as follows:

Section 13.26.  Participation.  Bank shall have the unrestricted right at any time and from time to time, and without the consent of or notice to Borrower or any Guarantor, to grant to one or more banks or other financial institutions (each, a “Participant”) participating interests in Bank’s obligation to lend hereunder and/or any or all of the loans held by Bank hereunder.  In the event of any such grant by Bank of a participating interest to a Participant, whether or not upon notice to Borrower, Bank shall remain responsible for the performance of its obligations hereunder and Borrower shall continue to deal solely and directly with Bank in connection with Bank’s rights and obligations hereunder. Bank may furnish any information concerning Borrower in its possession from time to time to prospective Participants, provided that Bank shall require any such prospective Participant to agree in writing to maintain the confidentiality of such information.

(i)           Exhibit B of the Credit Agreement, entitled “Revolving Credit Note” is hereby deleted in its entirety and replaced with Exhibit A, attached hereto.

3.           Effect of Amendment.  Bank and Borrower hereby agree and acknowledge that the Credit Agreement remains in full force and effect and, except as provided in this Amendment, such document has not been modified or amended in any respect, it being the intention of Bank and Borrower that this Amendment and, as applicable, the Credit Agreement be read, construed and interpreted as one and the same instrument.

4.           Ratification of Other Documents.  This Amendment is hereby incorporated into and made a part of the Credit Agreement and all Other Documents respectively, the terms and provisions of which, except to the extent modified by this Amendment are each ratified and confirmed and continue unchanged in full force and effect.  Any reference to the Credit Agreement and all Other Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Credit Agreement and all Other Documents respectively as amended by this Amendment.  As security for the payment of the Obligations, and satisfaction by Borrower of all covenants and undertakings contained in the Credit Agreement, Borrower hereby confirms its prior grant to Bank of a continuing first lien on and security interest in, upon and to all of Borrower's now owned or hereafter acquired, created or arising Collateral as described in the Credit Agreement.

5.           Representations and Warranties.  Borrower warrants and represents to Bank that:

(a)           Prior Representations. By execution of this Amendment, except as set forth herein, Borrower reconfirms all warranties and representations made to Bank under the Credit Agreement and the Other Documents respectively, except to the extent that such representation and warranties relate expressly to an earlier date and restate such warranties and representations as of the date hereof, all of which shall be deemed continuing until all of the obligations due to Bank are indefeasibly paid and satisfied in full.

(b)           Authorization. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the transactions herein contemplated (i) are and will be within its powers, (ii) have been duly authorized by all necessary action on behalf of Borrower and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Borrower is a party or by which the property of Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of  any nature on any of the properties of the Borrower.

(c)           Valid, Binding and Enforceable. This Amendment and any assignment or other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with their respective terms.

(d)           No Default. No Default or Event of Default exists after giving effect to this Amendment.

6.           Confirmation of Other Documents.  Borrower hereby agrees, notwithstanding the amendment of the Credit Agreement, that, except as set forth herein, the Other Documents and its agreements, covenants, obligations, representations and warranties thereunder and therein are hereby expressly ratified, confirmed, and restated.

7.           Effectiveness Conditions.  This Amendment shall become effective upon the following:

(a)           Execution and delivery by Borrower of this Amendment to Bank;

(b)           Payment by Borrower of all of Bank’s reasonable legal and other fees, commissions, costs, charges, taxes and other expenses incurred by Bank in connection with the preparation, execution and delivery of this Amendment and the fees and disbursements of Bank’s counsel and all recording fees;

(c)           Delivery of authorizing resolutions on behalf of Borrower; and

(d)           Delivery of other items as Bank shall reasonably request.

For purposes of determining compliance with the conditions specified in this Section 7, the Bank’s execution and delivery of this Amendment shall be deemed to constitute Borrower’s compliance with the conditions to effectiveness of this Amendment as set forth in this Section 7.

8.           Releases.

(a)           Borrower hereby knowingly and, after receiving advice of counsel, acknowledges and agrees that Borrower does not now have or know of any basis for any claim in tort, contract or otherwise against Bank, its officers, directors, agents or employees (collectively, “Bank Affiliates”) for breach of the Credit Agreement, the Other Documents or any other document which may arise out of the relationship between Borrower and Bank or Borrower and any of the Bank Affiliates.

(b)           Borrower does hereby absolutely and unconditionally release and discharge the Bank Affiliates from any and all claims, causes of action, losses, damages or expenses related to the Credit Agreement, the Other Documents or any of the documents or instruments executed and delivered in connection with the same or otherwise arising out of the debtor-creditor relationship between Borrower and Bank or any of the Bank Affiliates or which Borrower may have against the Bank Affiliates under the Credit Agreement, the Other Documents or any of the documents or instruments executed and delivered in connection with the same or otherwise arising out of the debtor-creditor relationship between Borrower and Bank or any of the Bank Affiliates, in each case, through the date of this Amendment, which includes the execution and delivery of this Amendment and the documents and instruments executed and delivered in connection herewith.

9.           Governing Law.  THIS AMENDMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS SET FORTH IN SECTION 13.8 OF THE CREDIT AGREEMENT. THE PROVISIONS OF THIS AMENDMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

10.         Modification.   No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Borrower and Bank.

11.         Duplicate Originals:  Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

12.         Waiver of Jury Trial:  BORROWER AND BANK EACH HEREBY WAIVE ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE OTHER DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.

13.         Benefit.  This Amendment shall inure to the benefit of and bind the parties hereto and their respective successors and assigns.

14.         Counterparts.  This Amendment may be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon one and the same instrument.

[remainder of page intentionally left blank; signature page follows]

[signature page 1 of 2 to Sixth Amendment to Credit Agreement]

IN WITNESS WHEREOF, Bank and Borrower have executed this Amendment as of the date first above written.

TD BANK, N.A.

By:  /s/A. Tommy Boisvert
Name: A. Tommy Boisvert
Its Assistant Vice President
Duly Authorized

STATE OF CONNECTICUT)
  )  at HARTFORD
COUNTY OF HARTFORD   )

On this the 19th day of September, 2012, before me, the undersigned officer, personally appeared A. Tommy Boisvert known to me (or satisfactorily proven) to be an Assistant Vice President of TD Bank, N.A. and acknowledged that he executed the foregoing instrument for the purposes therein contained as his free act and deed and the free act and deed of said bank.

In Witness Whereof I hereunto set my hand.

/s/___________________________________
Notary Public/
Commissioner of the Superior Court

[signature page 2 of 2 to Sixth Amendment to Credit Agreement]

EDAC TECHNOLOGIES CORPORATION

By: /s/Glenn L. Purple
Name: Glenn L. Purple
Its Chief Financial Officer
Duly Authorized

GROS-ITE INDUSTRIES, INC.

By: /s/Glenn L. Purple
Name: Glenn L. Purple
Its Secretary
Duly Authorized

APEX MACHINE TOOL COMPANY, INC.

By: /s/Glenn L. Purple
Name: Glenn L. Purple
Its Secretary
Duly Authorized

EBTEC CORPORATION

By: /s/Glenn L. Purple
Name: Glenn L. Purple
Its Secretary
Duly Authorized

[acknowledgement page 1 of 2 to Sixth Amendment to Credit Agreement]

STATE OF CONNECTICUT)
  )  at HARTFORD
COUNTY OF HARTFORD   )

On this the 19th day of September, 2012, before me, the undersigned officer, personally appeared Glenn L. Purple, known to me (or satisfactorily proven) to be the Chief Financial Officer of EDAC Technologies Corporation and acknowledged that he executed the foregoing instrument for the purposes therein contained as his free act and deed and the free act and deed of said corporation.

In Witness Whereof I hereunto set my hand.

/s/___________________________________
Notary Public/
Commissioner of the Superior Court

STATE OF CONNECTICUT)
  )  at HARTFORD
COUNTY OF HARTFORD   )

On this the 19th day of September, 2012, before me, the undersigned officer, personally appeared Glenn L. Purple known to me (or satisfactorily proven) to be the Secretary of Gros-Ite Industries, Inc. and acknowledged that he executed the foregoing instrument for the purposes therein contained as his free act and deed and the free act and deed of said corporation.

In Witness Whereof I hereunto set my hand.

/s/___________________________________
Notary Public/
Commissioner of the Superior Court

[acknowledgement page 2 of 2 to Sixth Amendment to Credit Agreement]

STATE OF CONNECTICUT)
  )  at HARTFORD
COUNTY OF HARTFORD   )

On this the 19th day of September, 2012, before me, the undersigned officer, personally appeared Glenn L. Purple known to me (or satisfactorily proven) to be the Secretary of Apex Machine Tool Company, Inc. and acknowledged that he executed the foregoing instrument for the purposes therein contained as his free act and deed and the free act and deed of said corporation.

In Witness Whereof I hereunto set my hand.

/s/___________________________________
Notary Public/
Commissioner of the Superior Court

STATE OF CONNECTICUT)
  )  at HARTFORD
COUNTY OF HARTFORD   )

On this the 19th day of September, 2012, before me, the undersigned officer, personally appeared Glenn L. Purple known to me (or satisfactorily proven) to be the Secretary of EBTEC Corporation and acknowledged that he executed the foregoing instrument for the purposes therein contained as his free act and deed and the free act and deed of said corporation.

In Witness Whereof I hereunto set my hand.

/s/___________________________________
Notary Public/
Commissioner of the Superior Court